                                WAMMS 03-MS2(gp4)
                           Whole Loan 30YR Fixed-Rate

Deal Size                                                         $300mm approx.

GWAC                                                              6.390% +/-10bps

WAM                                                              358 +/- 2 months

California                                            CA             50.00% max

WA LTV                                                            67.00% approx.

Loan Purpose:                        Purchase                      22.5% approx.
                                     Rate/Term Refi                49.5% approx.
                                     Cash-Out Refi                 28.0% approx.

Property Type:                       SF/PUD                        94.9% approx.
                                     Other                          5.1% approx.

Doc Type:                            Full/Alt                      80.7% approx.
                                     NIV                           13.4% approx.
                                     Reduced                        5.9% approx.

Occupancy:                           Primary                       96.9% approx.
                                     Secondary                      2.9% approx.
                                     Investor                       0.2% approx.

WA FICO                                                              734 approx.

AAA Ratings                                                 2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                                      3.50% approx.

Pricing Speed                                                        300% PSA

Settlement Date                                                      01/30/03

Master Servicer/Bond Administrator                    Washington Mutual Mortgage Securities Corp.

                            All numbers approximate.

                   All tranches subject to 10% size variance.

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                  WAMMS 03-MS2
                        Whole Loan 15YR Fixed-Rate (gp3)

Deal Size                                        $135MM approx.

GWAC                                             5.91% +/-15bps

WAM                                            178 +/- 2 months

Cal                                                40.00% max

Avg Loan Balance                                  $480k approx.

WA LTV                                           60.00% approx.

Primary Occupancy                                 95.0% approx.

WA FICO                                             730 approx.

AAA Ratings                                  2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                      1.25% approx.

Pricing Speed                                       300% PSA

Settlement Date                                      01/30/03

Clean up Call                                          5%

Master Servicer/Bond Administrator   Washington Mutual Mortgage Securities Corp.

                            All numbers approximate.
                   All tranches subject to 10% size variance.

                               [UBS WARBURG LOGO]

The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.